Financial Risk Factors and Risk Management - Movement in ECL Allowance for Trade Receivables and Contract Assets (Details) - Trade receivables and contract assets - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Movement in ECL Allowance for Trade Receivables and Contract Assets
Balance as at 01/01	€ (131)	€ (107)
Net credit losses recognized	(97)	(38)
Amounts written off	42	13
Balance as at 12/31	€ (186)	€ (131)